Exhibit 10.12.2

FIRST AMENDMENT TO COMMERCIAL LEASE

This First Amendment to Commercial Lease (this “Amendment”) is made and entered into as of this 1st day of January, 2001, by and between ACLP BETHANY, L.P., a Texas limited partnership (“Lessor”), and XTERA COMMUNICATIONS, INC., a Delaware corporation (“Lessee”) for the purposes more fully described below.

R E C I T A L S:

A. Lessor and Lessee are parties to that certain Commercial Lease (the “Lease”) dated as of May 15, 2000, wherein Lessor leased to Lessee the Premises, as defined in the Lease;

B. Lessee and Lessor desire to amend the Lease as provided herein.

A G R E E M E N T:

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby amend the Lease and Lessor and Lessee agree as follows:

1. Tenant Improvement Allowance: Section 6.01(d) of the Lease is hereby deleted in its entirety.

2. Miscellaneous

a. Capitalized Terms. Terms not otherwise defined herein shall have the meanings ascribed thereto in the Lease.

b. Effect of Amendment. Except to the extent the Lease is modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

c. Entire Agreement. This Amendment, together with the Lease, embodies this entire understanding between Lessor and Lessee with respect to its subject matter and can be changed only by an instrument in writing signed by Lessor and Lessee.

d. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.

LESSOR:		LESSEE:

ACLP BETHANY, L.P., a Texas limited partnership		XTERA COMMUNICATIONS, INC., a Delaware corporation

By:	ACLP BETHANY GP, INC., a Texas corporation, Its general partner
		By:	/s/ R. Christopher Ryan
Name: R. Christopher Ryan
Title: CFO

By:	/s/ Sue Shelton
Sue Shelton Executive Vice President